EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Jamie Arthur Lewin, of Dussault Apparel Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the quarterly report on Form 10-QSB of Dussault Apparel Inc. for the three month period ended January 31, 2008 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Dussault Apparel Inc.

Date: March 24, 2008

/s/ Jamie Arthur Lewin
Jamie Arthur Lewin
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)